Centennial Government Trust
Supplement dated December 9, 2008 to the
Prospectus dated October 24, 2008

This supplement replaces the supplement dated October 29, 2008 and amends the Prospectus of Centennial Government Trust (the “Trust”) dated October 24, 2008 by adding the following:

1.     In the section titled “Fees and Expenses of the Trust” on page 5, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Trusts are Managed – Advisory Fees,” on page 11, the following is added to the end of the third paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

3.     In the section “Fees and Expenses of the Trust,” the following is added:

Effective as of the close of the New York Stock Exchange on October 29, 2008, the Board of Trustees of Centennial Government Trust has set the rate for the Service (12b-1) Fees at the rate of zero.

December 9, 2008                                                         PS0170.020